Exhibit 99.2

Federal Street Acquisition Corp. and Agiliti

Importantinformation The information in this presentation relates to a proposed business combination among Federal Street Acquisition Corp. (“FSAC”) and Universal Hospital Services, Inc. (“UHS”). The proposed business combination involves a series of mergers by which FSAC and UHS will become subsidiaries of a new holding company called Agiliti, Inc. (“Agiliti”). References to Agiliti in this presentation are to the historical business of UHS, which will be operated under the new holding company. This presentation is for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination and for no other purpose. The information contained herein is not, and should not be assumed to be, complete. None of FSAC, UHS or Agiliti is under any obligation to update or keep current the information contained in this presentation, to remove any outdated information from this presentation, or to expressly mark it as being outdated. No securities commission or securities regulatory authority or other regulatory body or other authority in the United States or any other jurisdiction has in any way passed upon the merits of, or the accuracy and adequacy of, this presentation. You should not construe the contents of this presentation as legal, accounting, business or tax advice and you should consult your own professional advisors as to the legal, accounting, business, tax, financial or other matters contain herein. None of FSAC, UHS or Agiliti nor any of their respective affiliates, directors, officers, management, employees, representatives or advisors make any representation or warranty, express or implied, as the accuracy or completeness of any of the information contained herein, or any other information (whether communicated in written or oral form) transmitted or made available to you. Recipients of this presentation will be deemed to expressly disclaim any and all liability of any of the foregoing persons relating to or resulting from the use of this presentation or such other information (including without limitation, any market analysis and financial projections that may be contained herein or provided in connection herewith) by you or any of your directors, partners, officers, employees, affiliates, agents and representatives. Forward-looking Statements This presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside FSAC’s or UHS’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in UHS’s annual report on Form 10-K for the year ended December 31, 2017 filed with the SEC, as well as UHS’ other filings with the SEC. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the transactions contemplated by the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by FSAC stockholders; the ability to meet NASDAQ’s listing standards following the consummation of the transactions contemplated by the proposed business combination; and costs related to the proposed business combination. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: UHS’ history of net losses; the need for substantial cash to operate and expand the combined company’s business as planned; the combined company’s expected substantial outstanding debt following the business combination; a decrease in the number of patients the combined company’s customers serve; the combined company’s ability to effect change in the manner in which health care providers traditionally procure medical equipment; the absence of long-term commitments with customers; the combined company’s ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; the effect of prolonged negative changes in domestic and global economic conditions; difficulties or delays in the combined company’s continued expansion into certain of UHS’s businesses/geographic markets and developments of new businesses/geographic markets; additional credit risks in increasing business with home care providers and nursing homes, impacts of equipment product recalls or obsolescence; and increases in vendor costs that cannot be passed through to the combined company’s customers. Neither FSAC nor UHS undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures EBITDA, Adjusted EBITDA and Accrual CapEx are non-GAAP measures. UHS believes these non-GAAP measures provide useful information to management and investors regarding UHS’s business and results of operations. Because these measures are not in conformity with GAAP, we urge you to review UHS’s audited financial statements filed with the SEC. Definitions of these non-GAAP measures and reconciliations to the most comparable GAAP measure are included elsewhere in this presentation.

Importantinformation Additional Information about the Proposed Business Combination and Where to Find It FSAC intends to file a proxy statement with the SEC for use at the special meeting of stockholders to approve the business combination and FSAC will cause Agiliti to file a Registration Statement on Form S-4 with respect to the securities being issued in the transaction. The proxy statement and the prospectus contained in the Registration Statement will be mailed to FSAC stockholders as of a record date to be established for voting on the proposed business combination. INVESTORS AND SECURITY HOLDERS OF FSAC AND UHS ARE URGED TO READ THE PROXY STATEMENT, PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders will be able to obtain free copies of the proxy statement, prospectus and other documents containing important information about FSAC, UHS and Agiliti once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by FSAC when and if available, can be obtained free of charge on FSAC’s website at http://www.thl.com/fsac or by directing a written request to Federal Street Acquisition Corp., 100 Federal Street, 35th Floor, Boston, MA 02110, (617) 227-1050. Participants in the Solicitation FSAC, UHS, Agiliti and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of FSAC’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of FSAC’s directors and officers in FSAC’s filings with the SEC, including FSAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 23, 2018. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to FSAC’s shareholders in connection with the proposed business combination will be set forth in the Registration Statement that FSAC intends to cause Agiliti to file with the SEC for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the Registration Statement that FSAC intends to cause Agiliti to file with the SEC. No Offer or Solicitation This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. 3

Presenters Chief Executive Officer 4 TOM LEONARD SCOTT SPERLING Executive Chairman, FSAC Co-President, THL

Overview of FederalStreet Acquisition Corp. • • Premier private equity and credit platforms Deep experience in health care with relationships developed over 40 years • -adde -term partner who will support capital Sponsorship markets activities and contribute industry expertise Strong alignment of interest given material FSAC Sponsor ownership • Group Operationally intensive approach to creating value • • Hands-On Operational Engagement Focused hel nies their potential and maximize upside for all shareholders Used to help mitigate impact of down cycles • Experience Experienced team with operating expertise and access to THL network • • • Decades of investment and operating experience Ability to leverage THL platform for operational support Strong oversight from experienced independent directors Experienced Team and Board An investment in FSAC is not an investment in THL, a THL fund or a THL portfolio company. The historical results of THL, its funds and portfolio companies are not necessarily indicative of future performance of FSAC or any business combination it may make. 5 $460M Capital Equity capital raised July 2017 for growth and liquidity Access to High Value Resources THL Partners + Strategic Resource FSAC Partnership Highlights Who We Are

THLPrivateEquityhasspecialexpertiseinhealthcare Decades of deep experience in a broad range of health care companies In In the the past 3 years, acquired 7 health care companies totaling $7.5 billion of enterprise value • • last 25 years, invested in 16 health care companies with more than $23 billion of enterprise value and Devices 1 1 1 1 1 1 1 1 1 and portfolio companies are not necessarily indicative of future performance of FSAC or any business combination it may make. 1 Represents current portfolio company not fully exited as of 06/30/18. An investment in FSAC is not an investment in THL, a THL fund or a THL portfolio company. The historical results of THL, its funds 6 Consumer Health Care Pharma and Pharma Services Provider and Provider-based Services Broad-based Outsourced Services and Technology

(1) FSAC believes Agiliti meets five key criteria for attractive risk-adjusted returns Agiliti benefits from macro trends affecting health care Aging demographic and push toward broader access to health care and improved patient care Increased cost pressure on health care systems leading to outsourcing a broad array of non-core activities Rapid expansion of hospitals to ambulatory and specialty care settings further accelerates move to outsourcing Proliferation of increasingly complex equipment with higher degrees of technical specialization Agiliti has demonstrated a significant and tangible competitive advantage Superior commercial infrastructure that spans across all major health care markets Proven ability to improve utilization rates of both complex and simple equipment Agiliti continues to accelerate top-line growth Increasing revenue by utilizing its competitive advantages with new and existing customers Pursuing numerous accretive acquisition opportunities Agiliti has transformed to a higher growth, high value-added services model Increasing key competencies in higher value-added services further improves FCF conversion and continues to accelerate Adj. EBITDA – Accrual Capital Expenditures Expanding relationships with customers through broadened solution offerings and capabilities is driving higher revenue growth rates Agiliti management team joined in 2015 and has demonstrated strong and consistent performance Transformed business model to higher ROIC and FCF paradigm generating 13.5% EBITDA – Accrual CapEx CAGR since 2015 Achieving more than 95% recurring revenue provides predictability as well as an advantaged growth platform 1 The proposed business combination between FSAC and UHS involves a series of mergers by which FSAC and UHS will become subsidiaries of a new holding company called Agiliti. References to Agiliti in this presentation are to the historical business of UHS, which will be operated under the new holding company. 7 Management teams that can be or are great Business models that can generate strong growth and free cash flow Opportunities to drive top-line growth in multiple ways Companies with a sustainable competitive advantage Markets with strong secular growth

Transaction summary

Illustrative pro forma valuation

($ in millions, except per share value)	
UHS Illustrative Share Price	$10.00
(x) Pro Forma Shares Outstanding[1]	106.3
Fully Distributed Equity Value	**$1,063**
Plus: Pro Forma Net Debt	677
Fully Distributed Enterprise Value	**$1,740**
Transaction Multiples[3]	
2018F Adj. EBITDA	$150
FD Enterprise Value / 2018F Adj. EBITDA	11.6x
2019F Adj. EBITDA	$170
FD Enterprise Value / 2019F Adj. EBITDA	10.2x

Sources and uses[5]

Sources	
FSAC Cash	$460
New Debt Raised	660
Existing Capital Leases Rollover	17
Existing Shareholder Rollover	238
Additional Common Equity	250
Total Sources	**$1,625**

Uses	
Cash to Existing Shareholders	$630
Repayment of Existing Net Debt	695
Existing Capital Leases Rollover	17
Existing Shareholder Rollover	238
Fees & Expenses	45
Total Uses	**$1,625**

Comparable valuation

	agiliti[3]	Public[4] comparables
FD Enterprise Value / 2018F Adj. EBITDA	11.6x	16.8x
2018F Adj. EBITDA to growth multiple	1.2x	1.7x
FD Enterprise Value / 2019F Adj. EBITDA	10.2x	15.4x
2019F Adj. EBITDA to growth multiple	1.0x	1.0x

Illustrative pro forma economic ownership[1]



Existing Shareholder Rollover 22%
Public 43%
Additional Equity (THL) 2 30%
Additional Equity (Other investors) 5%

[1] Includes an estimated 23.8 million shares issued to existing UHS shareholders, 46.0 million shares held by public FSAC shareholders, 25.0 million shares issued to PIPE investors and 11.5 million sponsor shares; excludes FSAC warrants, which are currently out-of-the-money; all share information throughout this presentation assumes no redemptions by public shareholders, assumes a $10.00 per share price for illustrative purposes and assumes conversion of the class F sponsor shares into class A common shares on a 1:1 basis in connection with the business combination. [2] Includes 100,000 shares held by FSAC BoD members and additional class A common stock to be purchased in the private placement. [3] Multiples based on high ends of Adj. EBITDA guidance of $145 – 150M for 2018F and $165 – 170M for 2019F and midpoint of long-term growth rate guidance of 9 – 11%. [4] Public comparables based off 08/09/2018 close. [5] Net debt and capital leases are as of 6/30/2018.

THL Federal Street Acquisition Corp.

8

1 Agiliti Company overview 1 The proposed business combination between FSAC and UHS involves a series of mergers by which FSAC and UHS will become subsidiaries of a new holding company called Agiliti. References to Agiliti in this presentation are to the historical business of UHS, which will be operated under the new holding company.

Investmenthighlights Agiliti is the leading provider of end-to-end medical equipment solutions across the health care delivery continuum Large and growing market, driven by increased medical equipment at the patient bedside and fragmented processes within increasingly complex delivery systems • Highly differentiated value proposition and improve delivery of patient care Unmatched operational infrastructure health care markets Long runway for organic growth with opportunities among existing customers Clear path to augmenting strong organic M&A opportunities aligned with imperative to reduce costs • • with nationwide footprint across all major • new business and share-of-wallet • growth profile with tuck-in and strategic • Attractive financial profile, with highly visible, recurring revenue, and accelerating cash generation Experienced and proven management team • 10

Agiliti at a glance
Leading provider of end-to-end medical equipment solutions

% Revenue by End-to-End Service Offering

EQUIPMENT SOLUTIONS	ON-SITE MANAGED SERVICES	CLINICAL ENGINEERING
44%	28%	28%

Supply Chain

On-demand supplemental rental
Clinical expertise supporting specialized protocols
In-market service and delivery

Nursing

End-to-end onsite service, delivery, tracking
Patient-ready devices when and where needed

Clinical Engineering

Preventive maintenance and biomedical repair services for a complete range of modalities

$539M
June LTM Revenue

$146M[1]
June LTM EBITDA

95%
Recurring Revenue

8.4%
June LTM EBITDA Growth

[1] Ref. UHS Q2 Earnings presentation for reconciliation of Q2 2018 Adjusted EBITDA and Accrual CapEx.

agiliti
11

Agiliti at a glance

A strong competitive position with nationwide reach


UHS Corporate Office
UHS Biomed Center of Excellence
UHS District Service Center

UNMATCHED NATIONWIDE INFRASTRUCTURE SERVING ~12B[1] MARKET

In-market repair and logistics capabilities covering 85%[2] of all U.S. acute care beds and the majority of alternate site care settings

86	5	7,000+	2,900+	400+	190+
LOCAL MARKET SERVICE CENTERS	CENTERS OF EXCELLENCE	CUSTOMERS	EMPLOYEES	CLINICAL ENGINEERS	FIELD SALES AND ACCOUNT MANAGERS

1 Combined McKinsey, iData Research, UHS.
2 UHS Market Data.

12

Multiple underlying driversofmedical equipment market additional service, logistics, and Manage, Maintain & Repair General Biomed Clinics Regulatory Compliance & Quality Management Routine & Specialty Beds Home Care Specialty Care Inventory Utilization & Demand Planning Acute Care Surgical Equipment Long Term Care Recalls, Upgrades and Software Management Surgery Centers Diagnostic Imaging Rapidly expanding delivery networks requires management of multiple equipment types across multiple provider settings 62% increase in devices per bed1 90% increase in equipment service costs1 1 Source: GE Healthcare Research, UHS market data. 13 Technology complexity requires management Providers are accountable for the entire care continuum The Medical Equipment market is growing at a rapid rate

Our customers’ medical equipment management challenges are complex DIRECT CARE Only 37% time spent on patient care EQUIPMENT UTILIZATION 42%, yet nurses report unavailable equipment DEVICES PER BED 62% more equipment per staffed bed with 90% increase in service costs WASTED TIME 20 minutes per nurse/shift searching for equipment EQUIPMENT AND PARTS SOURCING 10-20% excess rentals and unnecessary purchases REGULATORY COMPLIANCE Lack systems and staffing to manage Up to 40% of tech time is spent searching for equipment Fragmented processes waste millions in capital and expense dollars and consume thousands of hours of staff time 14

Agiliti focuses on saving significant operating and capital (EVM) costs Our solution: Equipment Value Management On-Site Managed Services Rental & Capital Management Programs Clinical Engineering Programs OVERALL SERVICE COSTS 10-20% reduction EQUIPMENT UTILIZATION 30-40% improvement RENTAL & CAPITAL COSTS 10-30% annual savings End-to-end managed services provide the right equipment, in the right place, at the right time — with measurably lower costs of ownership 15

CASE STUDY

Expanding share of wallet — EVM

Background

Customer overview

- A large academic health care system that includes a 484-bed, Level-1 trauma acute care hospital, and outpatient and primary care clinics; located in the Midwest

Customer challenge

- Difficulty with equipment management, nurse satisfaction, rising costs, and regulatory compliance
- Limited visibility to key data and analytics around total cost of equipment ownership and equipment utilization

Agiliti strategy and solution

- 16-year customer of equipment rental services
- Demonstrated the value of a connected equipment management solution through our EVM framework
- Implemented On-Site Equipment Management Program in Q4 2016
- Implemented fully outsourced CES Program in Q2 2017

Results

Impact to customer

- **$1.5M in first year savings**: On pace to exceed the five-year goal of more than $5M in savings to customer
- **$284K in capital avoidance** through UHS advisory services
- Improved regulatory compliance as demonstrated by **100% device Preventative Maintenance Completion**: Regulatory visits within 8-months of go-live found zero nonconformance issues or opportunities for improvement

UHS benefits

- Leveraged success of on-site program to extend relationship to comprehensive UHS solution set
  - Added Clinical Engineering in Q2 2017
  - Added SES business in Q2 2018

Revenue ($M)



$10.0
$5.0
$0.0
$0.3
$6.3
$8.4
2016A
2017A
LTM Q2 2018

agiliti 16

Large and expanding marketwithlong runwayforgrowth in a $12B1 U.S. market opportunity Agiliti participates than $4.8B2 is contracted annually Currently, more across Equipment Solutions, On-site Managed Services, and Clinical Engineering Services In 2017, Agilti generated $515M in revenue, capturing just 11%3 of the current market Agiliti enjoys 16%4 share-of-wallet in its customer base, with significant opportunity for sustained above-market growth 3 UHS historical revenue divided by annual contracted market ($515M/4.8B). 4 UHS historical revenue divided by annual contracted market in UHS customer base ($515M/3.3B). 1 Combined McKinsey, iData Research, UHS. 2 Combined McKinsey, iData Research, public filings, UHS. 17 $12B U.S. market opportunity $4.8B is contracted annually Contracted revenue in Customer base $3.3B $515M Agiliti Revenue

Well-positionedfor category leadership via differentiated value proposition Comparison based on publicly available information Partial 18 THE AGILITI DIFFERENCE • Unmatched in-market service and logistics infrastructure with agile service options • Device vendor agnostic • Comprehensive, customer-centric, E2E solution • ISO 13485 certified • Flexible tech labor force and technical SMEs • In-market service and logistics • Comprehensive, customer-centric, E2E solution • Purchase FDA Class II/III regulated devices exclusively from OEM • ISO 13485 certified • Matching customer footprint in every market • Comprehensive, customer-centric, E2E solution

Multiple levers to accelerate top line and bottomlinegrowth •Poised to pursue opportunistic tuck-ins (e.g. recent Hill-Rom transaction) and meaningful growth in current markets 9 -11% CAGR long-term growth •Favorably positioned to leverage existing infrastructure for new market and service-line growth •Growing TAM as health systems increasingly turn to outsourcing non-clinical functions for improved efficiencies and to handle ambulatory growth •Differentiated suite of capabilities favorably positioned to continue displacing competitors and capturing market share •Embedded growth opportunities as end-to-end solutions create added value and expansion opportunities within existing customer base $138M Adjusted EBITDA 2017A •Higher complexity and standards of care drive increased demand for equipment with a focus on lowering total cost of ownership 19 Equipment per bed Share of wallet Market share Health system outsourcing New market expansion Mergers & Acquisitions

Company results Key financial and operational metrics

Q22018financialresults 1 • • Strong and balanced growth across each of our service lines Clinical Engineering growth reflects expansion with both existing and new customers (example: Government/OEM) Growth rates accelerated from a strong 2017 (+7.4% YOY) and Q4 2017 (+8.5% YOY) On-Site Managed Services Clinical Engineering Equipment Solutions $141 $128 • Q2 2017 Q2 2018 • Growth showing improvement from Q4 2017 (+7.7% YOY) $37 $34 Q2 2017 Q2 2018 • Leverage ratio continues to improve driven by strong Adjusted EBITDA growth Leverage has improved 110 bps from the first quarter of 2015 • Q2 2017 Q2 2018 PF 2018F 1 Represents historical results of UHS unless otherwise noted. 2 Defined as Net Debt divided by Adjusted EBITDA. 3 High end of 2018F Adj. EBITDA guidance of $145M-$150M. Gives effect to the business combination and assumes $677M of pro forma net debt. 21 5.5x 4.5x 3 4.9x Commentary Net leverage ratio2 Commentary Adj. EBITDA ($M) $63 $58 $39 $34 $36 $38 Commentary Revenue ($M)

1 Revenue trendby solution • Modest growth rate impacted by intentional strategy to: •Shift away from one-time capital sales •Focus on core equipment (most utilized) within health care New business signed in Q2 providing further growth opportunity • 2015A 2016A 2017A Growth accelerating each year and continued in Q2 2018 (+14.2% YOY) Continued success in signing new business with both existing and new customers (Government/OEM) Emphasis placed on expansion of our capabilities • • • 2015A 2016A 2017A • Increasingly, growth is driven from the managed-only equipment service solution where we manage, maintain, and mobilize customer owned devices at customer sites 2015A 2016A 2017A 1 Represents historical results of UHS. 22 $147 $135 $122 Commentary On-Site Managed Services revenue ($M) $137 $107 $99 Commentary Clinical Engineering revenue ($M) $237 $230 $228 Commentary Equipment Solutions revenue ($M)

Adjusted EBITDA and Adjusted EBITDA – Accrual CapEx detail[1]

Adj. EBITDA ($M)


'15 – '18 CAGR: 6.9%
$123
$130
$138
$150[2]
2015A
2016A
2017A
2018F

Commentary

- Revenue growth in all three service lines driving Adjusted EBITDA growth
- Q2'18 Adjusted EBITDA accelerated +8.9% YOY
- SG&A expenses well positioned for continued leverage

Adj. EBITDA – Accrual CapEx ($M)


'15 – '18 CAGR: 13.5%
$68
$72
$88
$100[3]
2015A
2016A
2017A
2018F

Commentary

- Adjusted EBITDA – Accrual CapEx growing at double digit rates with capital expenditures declining as a percentage of revenue as we pivot toward a higher mix of clinical engineering and the managed-only portion of on-site managed services

See Annex A for reconciliation of net income to Adjusted EBITDA and a reconciliation of cash used in investing activities to accrual CapEx under GAAP.
[1] Represents historical results of UHS.
[2] High end of 2018F Adj. EBITDA guidance of $145M-$150M.
[3] High end of 2018F Adj. EBITDA guidance of $145M-$150M and midpoint of Capex guidance of $45M-$55M, consistent with historical guidance provided in Q2 2018 earnings presentation.

agiliti

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Financialguidance Guidance Guidance Revenue Growth 9 – 11% 9 – 11% Adjusted EBITDA $145 – 150M $165 – 170M 0.4x to 0.6x deleveraging 1 Leverage Ratio PF Net 4.5x 1 Gives effect to the business combination and assumes $677M of pro forma net debt. Financial guidance is subject to change. None of FSAC, UHS or Agiliti is under any obligation to update this financial guidance. See “Important Information” at the beginning of this presentation. 24 $M 2018 2019

Seasoned management team with track record of growth



Tom Leonard
Chief Executive Officer

15+ years of healthcare exec leadership

Previous:
President of Medial Systems, CareFusion
SVP and GM, Ambulatory Services, McKesson Provider Technologies

Bachelor's degree in Engineering, U.S. Naval Academy
MBA, S.C. Johnson Graduate School of Management, Cornell University



Jim Pekarek
EVP, Chief Financial Officer

15+ years of executive leadership

Previous:
CFO, Cornerstone Brands
Executive roles at The Spiegel Group, Montgomery Ward, Inc, Kraft Foodservice consumer products

Bachelor's degree in Accounting, Indiana University
MBA, Northwestern University



Kevin Ketzel
President
Sales & Operations

20+ years healthcare leadership

Previous:
SVP, GM, Respiratory, CareFusion
Operational and Commercial leadership: Cerner Corporation, Mediware, Allscripts

Bachelor's degree in Quantitative Economics, University of Wisconsin-Madison



Bettyann Bird
SVP, Commercial Solutions & Marketing

20+ years healthcare leadership

Previous:
VP Marketing, CareFusion
Executive roles at Cardinal Health, eStudySite and leadership positions at Deloitte, Ernst & Young

Bachelor's degree in Nursing, Texas Christian University
MBA, Baylor University

agiliti
25

Investmenthighlights Agiliti is the leading provider of end-to-end medical equipment solutions across the health care delivery continuum Large and growing market, driven by increased medical equipment at the patient bedside and fragmented processes within increasingly complex delivery systems • Highly differentiated value proposition and improve delivery of patient care Unmatched operational infrastructure health care markets Long runway for organic growth with opportunities among existing customers Clear path to augmenting strong organic M&A opportunities aligned with imperative to reduce costs • • with nationwide footprint across all major • new business and share-of-wallet • growth profile with tuck-in and strategic • Attractive financial profile, with highly visible, recurring revenue, and accelerating cash generation Experienced and proven management team • 26

Thank you.

Annex A: Non-GAAP financial measures

Adjusted EBITDA is defined as earnings attributable to UHS before interest expense, income taxes, depreciation and amortization and excludes non-cash share-based compensation expense, management and board fees and expenses and certain nonrecurring gains, expenses or loss. In addition to using Adjusted EBITDA internally as a measure of operational performance, UHS discloses it externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principles ("GAAP") and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity.

Accrual CapEx represents capital that UHS took title to during the period. It represents capital to which the company has committed in a period rather than cash capital expenditures in the period.

Since Adjusted EBITDA and Accrual CapEx are not measures determined in accordance with GAAP and thus are susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, and Accrual CapEx may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management's discretionary use.

Adj. EBITDA reconciliation

($ in millions)	2015A	2016A	2017A
Net income (loss) attributable to UHS	**$(28)**	**$(13)**	**$10**
Interest expense	$53	$52	$53
Provision for income taxes	$1	$1	$(17)
Depreciation and amortization	$92	$84	$80
EBITDA	**$118**	**$125**	**$126**
Gain on settlement [1]	$(6)	$(3)	$0
Management, board & other [2]	$6	$5	$9
Restructuring expenses [1]	$2	$0	$0
Non-cash compensation expense	$2	$3	$3
Adjusted EBITDA	**$123**	**$130**	**$138**

Accrual CapEx reconciliation

($ in millions)	2015A	2016A	2017A
Cash used in investing activities	**$53**	**$70**	**$55**
Less: Acquisitions	$(3)	$(16)	$(3)
Other	$6	$(0)	$(0)
Less: Medical equipment in A/P prior period	$(13)	$(12)	$(16)
Plus: Medical equipment in A/P current period	$12	$16	$13
Accrual CapEx	**$54** [3]	**$57**	**$50**

[1] Gain on settlement for the years ended December 31, 2016 and 2015, respectively, was related to settlements with a supplier and a former supplier; restructuring expenses of $2.3 million for 2015 was related to the realignment of the management team.
[2] Expenses primarily include management fees to owners, board fees, one-time litigation costs (plaintiff), and reorganization costs.
[3] 2015 Accrual CapEx excludes one-time settlement of $4.1 million.

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